UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Institutional Large-Cap Growth Fund	December 31, 2011

Highlights

  Volatility ruled the equity markets in 2011, but in the end, little was gained as most U.S. stocks finished the year close to where they started.

  The fund trailed the performance of its major benchmark in 2011, due primarily to stock selection within the consumer discretionary and health care sectors and an underweight in consumer staples.

  Convergence of communications and computing is creating opportunities in companies that are positioned to benefit from entirely new products and markets.

  Favorable resolutions to any of a number of macroeconomic concerns, including the European sovereign debt crisis, could create a robust environment for equities in 2012.

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

Volatility ruled the equity markets in 2011, but in the end, little was accomplished as most U.S. stocks finished the year close to where they started. Stock return correlations were at record highs as various macroeconomic issues distracted investors from differentiating companies by their fundamentals. Stability and safety were the themes among stock investors. Large-cap stocks did better than mid- and small-caps, higher-quality outperformed lower-quality issues, and dividend payers outpaced stocks without dividends. Defensive sectors, led by utilities, consumer staples, and health care, topped the sector groups.

The Institutional Large-Cap Growth Fund returned -6.21% during the past six months and -1.40% for the year compared with -3.92% and 2.64%, respectively, for the benchmark Russell 1000 Growth Index. The Russell 1000 Growth Index was a particularly challenging bogey in 2011. JPMorgan Chase estimates that 70% of active large-cap growth managers lagged the benchmark by 2.5% or more. Stock selection within the consumer discretionary and health care sectors and our overall sector allocations restrained the fund’s relative performance. The results for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds, are also shown in the Performance Comparison table.

Market Environment

The U.S. economy was reasonably resilient against a backdrop of ongoing fiscal and debt crises here and abroad. Corporations in general enjoy strong balance sheets and robust profitability, but they lack the conviction to step up their hiring in the midst of uncertainty about government policies. Consumers spent a bit more freely toward year-end, and the unemployment rate has been grudgingly falling, but the rate of job growth and the sluggish housing market served as impediments to sustained economic recovery.

Equity market volatility and selling pressure increased as an extended debate about raising the federal debt ceiling ultimately led to Standard & Poor’s downgrading the U.S. government’s long-term credit rating. After a sharp sell-off, stocks rallied in October amid hopes that European leaders would act decisively to resolve their own debt crisis, only to be let down as politics and posturing ruled the day.

In October, the Greek government made the surprising announcement that it would subject its participation in a bailout to a national referendum—only to reverse itself and turn over control to a caretaker government. Worries quickly shifted to Italy, where rising bond yields suggested increasing skepticism over the country’s ability to deal with its own debt burdens. Italy’s government soon fell as well, and investors began to worry that the debt crisis was spreading to Europe’s other “core” countries and might lead to a breakup of the eurozone. Political leadership also faltered at home, as the so-called congressional deficit reduction super committee failed to reach an agreement and yet another budget battle ensued over the extension of the payroll tax credit.

A burst of optimism returned to financial markets at the end of the year following an agreement among major central banks to act in concert to mitigate Europe’s debt crisis. Congress agreed on a two-month payroll tax cut extension, which was promptly signed into law by President Obama. All in all, the year ended on a note of surprisingly positive economic news in the U.S. after a long stretch of discouraging data on the housing and labor markets.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash flow growth, drives your portfolio’s long-term results. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we look for opportunities to establish or increase positions at prices we believe will generate compelling returns.

The convergence of communications and computing is disrupting the business models of incumbents and opening the door to innovative new products and services. Our search for companies poised to benefit from this trend led us to initiate positions in several software companies, including Informatica, Red Hat, Nuance Communications, and Salesforce.com. We also added to existing technology holdings in Juniper Networks, Sandisk, and EMC. We continued to increase our exposure to commercial aerospace with positions in Boeing and Precision Castparts. We favor innovative companies that can participate in the growth potential of emerging markets, such as Baidu, priceline.com, Peabody Energy, Ralph Lauren, and Starbucks, and we have been reducing our exposure to financials by eliminating JPMorgan Chase, Wells Fargo, and Intercontinental Exchange. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Investment Review

Our stock selection within the consumer discretionary sector—which performed well overall in 2011—detracted most from the fund’s relative performance. Marriott and Carnival both suffered as bookings failed to meet rising expectations. Carnival was also hurt by rising fuel costs, significant exposure to Europe, and itinerary changes resulting from political instability in key Middle Eastern ports of call. As we write this letter, Carnival’s stock has been further pressured by a tragic shipwreck off the coast of Tuscany. While frustrating, we view many of these headwinds to be temporary and more than reflected in the price of Carnival’s stock. We believe the cruise industry is an attractive global duopoly that will continue to take share of the leisure traveler’s wallet. Historically, it has been fruitful to own cruise stocks during periods in which pricing is strong. We believe such a scenario is likely to unfold as the global economy improves since there will be fewer new ships introduced over the next few years, leading to a better balance between supply and demand.

A significant underweight in the consumer staples sector also trimmed results, as the group was the second-best-performing sector in the index. As market volatility persisted for most of the year, investors abandoned risky assets for more defensive sectors. We maintain relatively small exposure to these stocks; most food, beverage, and household products companies, which are typically resilient performers even in economic downturns, do not offer the potential for double-digit earnings growth over the long term, in our view. We also believe they will lag the broader market when the economic recovery gains traction.

Health care was another negative, as our biotechnology holdings restrained the fund’s relative performance. Human Genome Sciences reported disappointing sales of Benlysta, its innovative treatment for lupus. The drug was approved for sale by the FDA last March and by European regulators in July, but the launch has been slower than expected. We still believe Benlysta has substantial, if not blockbuster, potential but recognize that its adoption by physicians will be slowed by factors such as reimbursement and the complicated nature of the underlying disease. In a similarly disappointing fashion, Dendreon reported very weak early sales of Provenge, a promising treatment for advanced prostate cancer. Dendreon also lowered guidance going forward, calling into question the size of the market opportunity. In retrospect, we overestimated the commercial potential of Provenge, at least in the short term, but likely longer term as well; we eliminated our position. Shares of pharmacy benefit manager Express Scripts steadily declined from July, when it agreed to purchase larger rival Medco Health Solutions, until October when the shares bottomed. Investor concerns include the impact of weak employment on script growth, the effect of losing Walgreens as a partner in its pharmacy network, and the prospect that the Medco merger will be blocked by antitrust regulators. If the merger is approved, we believe the combined company will be very well positioned going forward.

The fund had its bright spots as well during the year. The materials sector gave a boost to relative results, driven by stock selection and our underweight in the sector—the worst-performing group in the index. Praxair, one of the largest industrial gas distributors, was a relative outperformer within the sector. In addition, our lack of exposure to metals and mining, the worst-performing industry in the broader materials sector, boosted relative returns. We sold our only metals stock, Freeport McMoRan Copper & Gold, earlier in the year.

The industrials and business services sector also aided relative returns due to stock selection, but our overweight allocation partially mitigated the benefits since the sector was one of the weakest during the year. Fastenal, an industrial hardware distributor, continued to report strong sales, particularly among international and service end markets. Fastenal is poised to benefit from a renaissance in American manufacturing as well as from numerous company-specific initiatives, including vending and metal-cutting tools.

Outlook

We remain focused on companies that can weather economic weakness, innovate, and gain market share and have the ability to emerge stronger as the economic recovery gains momentum. Short-term market volatility provides opportunities to find companies where our evaluation of their prospects differs from current valuations.

Plenty of unanswered questions remain: Will the European Monetary Union disintegrate? Will China have a hard or soft landing? Will the next president of the U.S. convincingly address the nation’s dire fiscal outlook? Will Iran close the Strait of Hormuz and cut off 20% of the world’s supply of crude oil?

After a decade with two vicious bear markets and little in the way of return, equity investors are worn out. We don’t know how all (or any) of these big-picture issues will be resolved. We do know that the equity risk premium is at its highest level in decades. We also know that, despite these very real concerns, the U.S. economy is showing resilience. Sharp increases in productivity as a result of cost-cutting appear to be slowing, setting the stage for improvement in job gains and household spending. Housing activity, a major driver of jobs, has likely bottomed. Monetary policy is slated to remain accommodative through the foreseeable future, and the yield curve is steep. Profits and cash flows are growing, and balance sheets are flush.

Attractive valuations, strategic acquisitions, and other shareholder-friendly maneuvers like share buybacks can serve as a positive catalyst for stocks, as companies put their balance sheets to work. Favorable resolutions to the previously mentioned macro issues, should they come to pass, could create a robust environment for equities in 2012. If investor confidence returns, money currently sitting on the sidelines may get reallocated back into stocks, leading to price/earnings multiple expansion.

Our overall investment strategy remains unchanged. We strive to identify top-quality companies that can prosper during the next phase of the economic cycle. We seek companies with strong balance sheets, experienced management, superior growth prospects, and attractive prices. Sustainable double-digit earnings and cash flow growth are scarce. Finding these opportunities plays to our strengths and investment philosophy. As always, bottom-up stock selection and rigorous fundamental analysis determine our portfolio decisions, and we believe our strategy can lead to consistent, long-term results for our investors.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Joseph B. Fath
Associate portfolio manager

January 20, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with the associate portfolio manager and other committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings ratio (P/E) – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2011

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	$ 36^	$ 27,656	$ 89,155
Totals			$ 36	$ 27,656	$ 89,155

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$27,656
Dividend income	36
Interest income	–
Investment income	$ 36
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2011
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,746,974)	$	3,215,488
Receivable for investment securities sold		21,262
Receivable for shares sold		3,899
Dividends receivable		1,473
Other assets		108
Total assets		3,242,230
Liabilities		
Payable for shares redeemed		16,845
Payable for investment securities purchased		15,209
Obligation to return securities lending collateral		6,174
Investment management fees payable		1,500
Due to affiliates		8
Other liabilities		85
Total liabilities		39,821
NET ASSETS	**$**	**3,202,409**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(239,534)
Net unrealized gain		468,514
Paid-in capital applicable to 198,702,873 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		2,973,429
NET ASSETS	**$**	**3,202,409**
NET ASSET VALUE PER SHARE	**$**	**16.12**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/11
Investment Income (Loss)	
Income	
Dividend	$ 21,596
Securities lending	180
Total income	21,776
Expenses	
Investment management	15,818
Shareholder servicing	4
Prospectus and shareholder reports	55
Custody and accounting	188
Registration	124
Legal and audit	40
Directors	15
Miscellaneous	21
Total expenses	16,265
Net investment income	5,511
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	66,538
Foreign currency transactions	(8)
Net realized gain	66,530
Change in net unrealized loss on securities	(131,150)
Net realized and unrealized loss	(64,620)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (59,109)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
($000s)

Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,511	$ 4,213
Net realized gain	66,530	80,869
Change in net unrealized gain (loss)	(131,150)	263,113
Increase (decrease) in net assets from operations	(59,109)	348,195
Distributions to shareholders		
Net investment income	(5,968)	(5,851)
Capital share transactions*		
Shares sold	1,260,005	990,553
Distributions reinvested	4,706	4,414
Shares redeemed	(556,989)	(457,185)
Increase in net assets from capital share transactions	707,722	537,782
Net Assets		
Increase during period	642,645	880,126
Beginning of period	2,559,764	1,679,638
End of period	**$ 3,202,409**	**$ 2,559,764**
Undistributed net investment income	–	–
*Share information		
Shares sold	75,751	68,613
Distributions reinvested	303	272
Shares redeemed	(33,619)	(31,555)
Increase in shares outstanding	42,435	37,330

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2011

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $62,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $3,089,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2011, the value of cash collateral investments was $6,174,000, and the value of loaned securities was $6,037,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,385,202,000 and $1,654,756,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $5,968,000 and $5,851,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $82,185,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $179,628,000 in fiscal 2017; $8,871,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund was also subject to a contractual expense limitation through April 30, 2011. During the limitation period, Price Associates was required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.58%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2013. At December 31, 2011, there were no amounts subject to repayment by the fund. For the year ended December 31, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $92,000 for Price Associates and $4,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $5,503,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,503,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected*	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940) 2005	Retired

Anthony W. Deering (1945) 2001	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares (2002 to 2007); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943) 1996	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Karen N. Horn (1943) 2003	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2005	President, A&R Development Corporation (1977 to present)

John G. Schreiber (1946) 2001	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [130]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [74]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.; Assistant Treasurer and Vice President, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012